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                                                                               .
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CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBIT - Subsidiaries of the Registrant


                                                                      EXHIBIT 21



                      AFFILIATES OF CINGULAR WIRELESS LLC
* All subsidiaries d/b/a/ "Cingular Wireless"
                                   Company                                            Jurisdiction
--------------------------------------------------------------------------------------------------

  ABC Wireless, L.L.C.                                                        Delaware

  ATG International, Inc.                                                     Nevada

  AWS Caribbean Services, Inc.                                                Delaware

  AWS License Newco, LLC                                                      Delaware

  AWS Network Newco, LLC                                                      Delaware

  Acadiana Cellular General Partnership                                       Delaware

  Acadiana Cellular Supply, LLC                                               Delaware

  Affiliate License Co., L.L.C.                                               Delaware

  Arnage Wireless, L.L.C.                                                     Delaware

  Austin Cellular Holdings, LLC                                               Delaware

  Austin Cellular Supply Limited Partnership                                  Delaware

  Beach Holding Corporation                                                   Delaware

  Bellingham Cellular Partnership                                             Maryland

  Binghamton CellTelco                                                        Delaware

  Binghamton Cellular Telephone, LLC                                          North Carolina

  Bloomington Cellular Telephone Company                                      Delaware

  Blue Licenses Holding, LLC                                                  Delaware

  Blue Texas Licenses Holding, L.P.                                           Delaware

  Boise City Cellular Partnership                                             District of Columbia

  Bradenton Cellular Partnership                                              Florida

  Bremerton Cellular Telephone Company                                        Delaware

  CA/NV Tower Holdings, LLC                                                   Delaware

  CCPR Paging, Inc.                                                           Delaware

  CCPR Services, Inc.                                                         Delaware

  CCPR of The Virgin Islands, Inc.                                            Delaware

  CMT Partners                                                                Delaware

  CS Supply II, LLC                                                           Delaware

  Cagal Cellular Communications Corporation                                   Delaware

  Cascade Wireless, LLC                                                       Washington

  Cellular Mobile Systems of Missouri Inc.                                    Missouri

  Cellular Radio of Chattanooga                                               Georgia

  Cellular Retail Corporation                                                 Delaware

  Champaign Celltelco                                                         District of Columbia

  Channel Communications, Inc.                                                California

  Chattanooga MSA Holdings, Inc.                                              Delaware

  Chattanooga MSA Limited Partnership                                         Delaware

  Chattanooga MSA Supply Limited Partnership                                  Delaware

  Cincinnati SMSA Limited Partnership                                         Delaware

  Cingular Headquarter Assets, LLC                                            Delaware

  Cingular Pennsylvania, LLC                                                  Delaware

  Cingular Real Estate Holdings of the Southeast, LLC                         Georgia

  Cingular Supply II, LLC                                                     Delaware


CINGULAR WIRELESS LLC
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EXHIBIT - Subsidiaries of the Registrant

                                                                      EXHIBIT 21




* All subsidiaries d/b/a/ "Cingular Wireless"
                                   Company                                            Jurisdiction
--------------------------------------------------------------------------------------------------
  Cingular Supply, L.P.                                                       Delaware

  Cingular Texas Holdings, LLC                                                Delaware

  Cingular Wireless Aviation Holdings, LLC                                    Delaware

  Cingular Wireless Consolidated Holdings, Inc.                               Delaware

  Cingular Wireless Corporation                                               Delaware

  Cingular Wireless Employee Services, LLC                                    Delaware

  Cingular Wireless II, LLC                                                   Delaware

  Cingular Wireless LLC                                                       Delaware

  Cingular Wireless of Austin Limited Partnership                             Delaware

  Cingular Wireless of Galveston, LP                                          Delaware

  Cingular Wireless of Texas RSA #11 Limited Partnership                      Delaware

  Cingular Wireless of Texas RSA #16 Limited Partnership                      Delaware

  Citrus Cellular Limited Partnership                                         Delaware

  Claircom Canada, Inc.                                                       Delaware

  Claircom Communications Group, Inc.                                         Delaware

  Claircom Equipment Corporation                                              Delaware

  Claircom International Technology, Inc.                                     Nevada

  Claircom Licensee Corporation                                               Delaware

  DFW Signal Partners                                                         Texas

  Dallas Cellular Telephone Company, LP                                       Delaware

  Dallas SMSA Holdings, LLC                                                   Delaware

  Dallas SMSA Limited Partnership                                             Delaware

  Dallas SMSA Supply Limited Partnership                                      Delaware

  Decatur RSA Limited Partnership                                             Delaware

  Detroit SMSA Limited Partnership                                            Delaware

  Eastern Missouri Cellular Limited Partnership                               Delaware

  Eastern Missouri Cellular Supply Limited Partnership                        Delaware

  Florida RSA No. 2B (Indian River) Limited Partners                          Delaware

  Fort Collins- Loveland Cellular Telephone Company                           District of Columbia

  GTE Mobilnet of South Texas Limited Partnership                             Delaware

  Galveston Cellular Partnership                                              Texas

  Galveston Cellular Telephone Company                                        Delaware

  Galveston Cellular, LLC                                                     Delaware

  Georgia RSA No. 1 Limited Partnership                                       Delaware

  Georgia RSA No. 1 Supply, LLC                                               Delaware

  Georgia RSA No. 2 Limited Partnership                                       Delaware

  Georgia RSA No. 2 Supply, LLC                                               Delaware

  Georgia RSA No. 3 Limited Partnership                                       Delaware

  Georgia RSA No. 3 Supply, LLC                                               Delaware

  Greeley Cellular Telephone Company                                          District of Columbia

  Hood River Cellular Telephone Company, Inc.                                 Delaware

  Houma-Thibodaux Cellular Partnership                                        District of Columbia

  Houma/Thibodaux Cellular Supply, LLC                                        Delaware

CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBIT - Subsidiaries of the Registrant

                                                                      EXHIBIT 21





* All subsidiaries d/b/a/ "Cingular Wireless"
                                   Company                                            Jurisdiction
--------------------------------------------------------------------------------------------------
  Houston Cellular Telephone Company, LP                                      Texas

  JVII General Partnership                                                    Delaware

  Jacksonville MSA Limited Partnership                                        Delaware

  Jacksonville MSA Supply, LLC                                                Delaware

  Kankakee Cellular L.L.C.                                                    Illinois

  Kansas City SMSA Cellular Supply Limited Partnership                        Delaware

  Kansas City SMSA Limited Partnership                                        Delaware

  LIN Texas Long Distance Company, LP                                         Delaware

  Lafayette MSA Limited Partnership                                           Delaware

  Lafayette MSA Supply, LLC                                                   Delaware

  Longview Cellular, LLC                                                      Delaware

  Louisiana I Joint Venture                                                   District of Columbia

  Louisiana RSA No. 7 Cellular General Partnership                            Delaware

  Louisiana RSA No. 7 Cellular Supply, LLC                                    Delaware

  Louisiana RSA No. 8 Limited Partnership                                     Delaware

  Lubbock SMSA Holdings, LLC                                                  Delaware

  Lubbock SMSA Limited Partnership                                            Delaware

  Lubbock SMSA Supply Limited Partnership                                     Delaware

  M C Cellular, LLC                                                           Delaware

  MMM Holdings, LLC                                                           Delaware

  Machine License Holding, LLC                                                Delaware

  Madison SMSA Limited Partnership                                            Delaware

  Madison SMSA Supply, LLC                                                    Delaware

  Mc Cellular, LLC                                                            Delaware

  McAllen-Edinburg-Mission SMSA Holdings, LLC                                 Delaware

  McAllen-Edinburg-Mission SMSA Limited Partnership                           Delaware

  McAllen-Edinburg-Mission SMSA Supply Limited Partnership                    Delaware

  McCaw California Partners Limited Partnership                               Delaware

  McCaw Cellular Communications of Texas, LLC                                 Texas

  McCaw Communications of Johnstown, LLC                                      Pennsylvania

  McCaw Communications of Pittsburgh, LLC                                     Pennsylvania

  McCaw Communications of Wheeling, LLC                                       West Virginia

  McLang Cellular, LLC                                                        Delaware

  Medford Cellular Telephone Company, Inc.                                    Delaware

  Melbourne Cellular Telephone Company                                        Delaware

  Midwest Cellular Telephone Limited Partnership                              Washington

  Milwaukee SMSA Limited Partnership                                          Delaware

  Milwaukee SMSA Supply, LLC                                                  Delaware

  Missouri RSA 11/12 Holdings, LLC                                            Delaware

  Missouri RSA 11/12 Limited Partnership                                      Delaware

  Missouri RSA 11/12 Supply Limited Partnership                               Delaware

  Missouri RSA 8 Limited Partnership                                          Delaware



CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBIT - Subsidiaries of the Registrant

                                                                      EXHIBIT 21





* All subsidiaries d/b/a/ "Cingular Wireless"
                                   Company                                            Jurisdiction
--------------------------------------------------------------------------------------------------
  Missouri RSA 9B1 Limited Partnership                                        Delaware

  Mobility Re Insurance Company, Inc.                                         Hawaii

  Napa Cellular Telephone Company                                             California

  New Cingular Milwaukee JV, LLC                                              Delaware

  New Cingular Wireless Asset Management, LLC                                 Delaware

  New Cingular Wireless Flight Operations, LLC                                Washington

  New Cingular Wireless Headquarters, LLC                                     Delaware

  New Cingular Wireless National Accounts, LLC                                Delaware

  Company                                                                     Jurisdiction

  New Cingular Wireless PCS of Philadelphia Holding, LLC                      Delaware

  New Cingular Wireless PCS of Philadelphia, LLC                              Delaware

  New Cingular Wireless PCS, LLC                                              Delaware

  New Cingular Wireless Services Purchasing Company, LP                       Delaware

  New Cingular Wireless Services Purchasing of Massachusetts, Inc.            Delaware

  New Cingular Wireless Services of Nevada, LLC                               Nevada

  New Cingular Wireless Services of Tulsa, LLC                                Nevada

  New Cingular Wireless Services, Inc.                                        Delaware

  New Cingular Wireless WCS License Corporation                               Delaware

  Northeast Texas Cellular Telephone Company, LP                              Delaware

  Northeastern Georgia RSA Limited Partnership                                Delaware

  Ocala Cellular Telephone Company, Inc.                                      Delaware

  Oklahoma City SMSA Limited Partnership                                      Delaware

  Oklahoma City SMSA Supply, LLC                                              Delaware

  Oklahoma RSA 3 Limited Partnership                                          Delaware

  Oklahoma RSA 9 Limited Partnership                                          Delaware

  Olympia Cellular Telephone Company, Inc.                                    Delaware

  Omnipoint Facilities Network 2, LLC                                         Delaware

  Orange Licenses Holding, LLC                                                Delaware

  Orange Texas Licenses Holding, L.P.                                         Delaware

  Orlando CGSA Holdings, Inc.                                                 Delaware

  Orlando SMSA Limited Partnership                                            Delaware

  Pittsburgh Cellular Telephone Company                                       Pennsylvania

  Provo Cellular Telephone Company                                            Delaware

  RAM Communications Group, LLC                                               Delaware

  Reno Cellular Telephone Company                                             District of Columbia

  Rochester CellTelco Partnership                                             District of Columbia

  Royal Wireless, LLC                                                         Delaware

  SBC Wireless - Puerto Rico, LLC                                             Delaware

  SWBW B-Band Development, LLC                                                Delaware

  Salem Cellular Telephone Company                                            Delaware

  Salmon PCS LLC                                                              Delaware

  Salmon PCS Licensee, LLC                                                    Delaware


CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBIT - Subsidiaries of the Registrant

                                                                      EXHIBIT 21




* All subsidiaries d/b/a/ "Cingular Wireless"
                                   Company                                            Jurisdiction
--------------------------------------------------------------------------------------------------
  San Juan Cellular Telephone Company                                         District of Columbia

  Santa Barbara Cellular Systems, Ltd.                                        Georgia

  Santa Barbara Holding Ltd.                                                  Georgia

  Sarasota Cellular Telephone Company                                         Delaware

  Sierra Nevada Wireless Receivables Corporation                              Delaware

  Spokane Cellular Telephone Company                                          District of Columbia

  St. Cloud Cellular Telephone Company, Inc.                                  Delaware

  St. Joseph SMSA Limited Partnership                                         Delaware

  TeleCorp Communications, LLC                                                Delaware

  TeleCorp Realty, L.L.C.                                                     Delaware

  Tennessee NewCorp, Inc.                                                     Delaware

  Texarkana Cellular Partnership                                              District of Columbia

  Texas RSA #16 Holdings, LLC                                                 Delaware

  Texas RSA #16 Supply Limited Partnership                                    Delaware

  Texas RSA 1 Limited Partnership                                             Texas

  Texas RSA 10B1 Limited Partnership                                          Delaware

  Texas RSA 10B3 Limited Partnership                                          Delaware

  Texas RSA 18 Limited Partnership                                            Delaware

  Texas RSA 19 Limited Partnership                                            Delaware

  Texas RSA 20B1 Limited Partnership                                          Delaware

  Texas RSA 20B2 Limited Partnership                                          Texas

  Texas RSA 3-B Limited Partnership                                           Texas

  Texas RSA 6 Limited Partnership                                             Delaware

  Texas RSA 7B1 Limited Partnership                                           Delaware

  Texas RSA 9B1 Limited Partnership                                           Delaware

  Texas RSA 9B4 Limited Partnership                                           Delaware

  Topeka SMSA Limited Partnership                                             Delaware

  Transit Communications, Inc.                                                California

  Tritel Communications, LLC                                                  Delaware

  Vanguard Binghamton, LLC                                                    Delaware

  Vanguard Cellular Pennsylvania, L.P.                                        Pennsylvania

  Vanguard Communications of Pennsylvania, LLC                                Pennsylvania

  Visalia Cellular Telephone Company                                          Delaware

  Warren and Lewis, LLC                                                       Virginia

  Wheeling Cellular Telephone Company                                         Delaware

  Wichita SMSA Limited Partnership                                            Delaware

  Wireless Maritime Services, LLC                                             Delaware

  Worcester Telephone Company                                                 Massachusetts

  Worcester Telephone Supply, LLC                                             Delaware

  Yakima Cellular Telephone Company                                           Delaware

  AT&T Cellular Private Limited                                               Mauritus

  AT&T Wireless Services of Colombia, Inc.                                    British Virgin Islands

  AT&T Wireless Services of Taiwan, Inc.                                      British Virgin Islands


CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBIT - Subsidiaries of the Registrant

                                                                      EXHIBIT 21



* All subsidiaries d/b/a/ "Cingular Wireless"
                                   Company                                            Jurisdiction
--------------------------------------------------------------------------------------------------
  AWS Carib Com N.V.                                                         Netherland Antilles

  AWS Caribbean Holdings, Inc.                                               St. Christopher/Nevis

  AWS Global Holding Company S.A.R.L.                                        France

  AWS Global Operating Company E.U.R.L.                                      France

  AWS International I S.A.R.L.                                               Luxembourg

  AWS International II S.A.R.L.                                              Luxembourg

  AirOne Canada Communications Inc.                                          Canada

  AirOne Canada Holdings, Inc.                                               Canada

  Antigua Wireless Holdings, Ltd.                                            Antigua

  Antigua Wireless Ventures Limited                                          Antigua

  Asian Telephone Services Limited                                           India

  Atlantic West BV                                                           Netherlands

  Atlantic West Finance                                                      England

  Atlantic West Finance Ltd                                                  England

  BTA Cellcom Ltd.                                                           India

  Barbados Wireless Holdings Limited                                         St. Lucia

  Company                                                                    Jurisdiction

  Belize Wireless Holdings Ltd.                                              St. Lucia

  Bhagalaxmi Investments Private Limited                                     India

  CHD Investments Holdings, Inc.                                             Republic of China

  CHD Taiwan Holdings, Inc.                                                  British Virgin Islands

  Cantel Limited                                                             Canada

  Cellular Communications (Barbados) SRL                                     Barbados

  Cellular Phone Assurance Company, Ltd.                                     Bermuda

  Cheung Hing Development, Ltd.                                              British Virgin Islands

  Claircom Europe (SARL)                                                     France

  Claircom de Mexico, S.A. de CV                                             Mexico

  Communications systems Curacao, N.V.                                       Netherland Antilles

  Dataserv Espana, S.A.                                                      Spain

  Dominica Wireless Holdings Ltd.                                            St. Lucia

  E Tel N.V.                                                                 Netherland Antilles

  E. World (Holdings), Ltd.                                                  Cayman Islands

  E. World Co., Ltd.                                                         Republic of China

  GHS Wireless Ltd.                                                          St. Lucia

  Grenada Wireless Holdings Ltd.                                             Grenada

  Grenada Wireless Ventures Ltd                                              Grenada

  IDEA Cellular Ltd.                                                         India

  Ideaculture Limited                                                        Cayman Islands

  Jamaica Wireless Holdings, Inc.                                            St. Lucia

  MGS (Holdings) Ltd.                                                        St. Lucia

  MGS Caribbean Ltd.                                                         St. Lucia

  MediaOne Cellular Investment Company                                       Mauritus

  MediaOne India BV                                                          Netherlands



CINGULAR WIRELESS LLC
--------------------------------------------------------------------------------
EXHIBIT - Subsidiaries of the Registrant

                                                                      EXHIBIT 21




* All subsidiaries d/b/a/ "Cingular Wireless"
                                   Company                                            Jurisdiction
--------------------------------------------------------------------------------------------------
  MediaOne International I BV                                                 Netherlands

  MediaOne International II BV                                                Netherlands

  New Cingular Wireless Services of Colombia, LLC                             British Virgin Islands

  Oceanic Digital Communications B.V.                                         Netherlands

  Oceanic Digital FWI S.A.S.                                                  France

  Peachtree Insurance Company, Ltd.                                           Bermuda

  Sapte Investments Private Limited                                           India

  St. Kitts Wireless Holdings Ltd.                                            St. Lucia

  St. Lucia Wireless Holdings Ltd.                                            St. Lucia

  St. Vincent Wireless Holdings Ltd.                                          St. Lucia

  TT-2 Telecommunications LTDA                                                Brazil

  Taiwan Investment Holdings, Inc.                                            British Virgin Islands

  Taiwan Investment Sub I, Inc.                                               British Virgin Islands

  Taiwan Investment Sub III, Inc.                                             British Virgin Islands

  Taiwan Investment Sub IV, Inc.                                              British Virgin Islands

  Taiwan Investment Sub IX, Ltd.                                              British Virgin Islands

  Taiwan Investment Sub V, Inc.                                               British Virgin Islands

  Taiwan Investment Sub VI, Inc.                                              British Virgin Islands

  Taiwan Investment Sub VII, Ltd.                                             British Virgin Islands

  Taiwan Investment Sub VIII, Ltd.                                            British Virgin Islands

  Taiwan Investment Sub X, Ltd.                                               British Virgin Islands

  Taiwan Wireless Investments, Inc.                                           Republic of China

  Taiwan Investment Sub II, Inc.                                              British Virgin Islands

  Telecommunications (Bermuda & West Indies) Limited                          Bermuda

  Vsapte Investment Private Limited                                           India

  Wireless Holdings (Bermuda) Ltd.                                            Bermuda

  Wireless Ventures (Anguilla) Ltd.                                           Anguilla

  Wireless Ventures (Barbados) Ltd.                                           Barbados

  Wireless Ventures (Belize) Limited                                          Belize

  Wireless Ventures (Cayman Islands) Ltd.                                     Cayman Islands

  Wireless Ventures (Dominica) Ltd.                                           Dominica

  Wireless Ventures (St. Kitts - Nevis) Limited                               St. Christopher/Nevis

  Wireless Ventures (St. Lucia) Ltd.                                          St. Lucia

  Wireless Ventures (St. Vincent) Ltd.                                        St. Vincent

  Wireless Ventures (Turks & Caicos) Ltd.                                     Turks & Caicos

  Wireless Ventures Jamaica, Ltd.                                             Jamaica
